UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2018

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Director. On May 24, 2018, the Board of Directors (the “Board”) of Provident Financial Services, Inc. (the “Company”) increased the size of the Board from nine to ten members and elected James P. Dunigan to the Board. Mr. Dunigan has also been elected to the Board of Directors of Provident Bank, the Company’s wholly owned subsidiary. The Company issued a news release on May 29, 2018 to announce the election of Mr. Dunigan to the Board. The full text of the news release is attached as an Exhibit to this Current Report on Form 8-K.

Mr. Dunigan was elected to the class of directors whose terms expire at the Company’s annual meeting of stockholders in 2019, and he was appointed to serve as a member of the Audit and Risk Committees. The Board affirmatively determined that Mr. Dunigan is an independent director pursuant to the Company’s Independence Standards and New York Stock Exchange corporate governance listing standards.

There is no arrangement or understanding between Mr. Dunigan and any other person pursuant to which Mr. Dunigan was elected as a director. There is no current or currently proposed transaction as to which the Company or any of its subsidiaries was or is to be a participant and in which Mr. Dunigan has or will have a direct or indirect material interest, and which would be reportable pursuant to Item 404(a) of Regulation S-K.

For his service on the Board, Mr. Dunigan will receive the standard compensatory arrangements provided to other non-employee directors of the Company, including cash retainers and stock awards as described in the Company’s Proxy Statement dated March 16, 2018.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.        Description
99.1 News release dated May 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: May 29, 2018	By: /s/ John Kuntz
John Kuntz
Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit        Description

99.1 News release dated May 29, 2018.